                            SCHEDULE 14A INFORMATION


                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2)

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12


                        SAMARNAN INVESTMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                    SAMARNAN

                             INVESTMENT CORPORATION

                    P.O. BOX 651 / CLEBURNE, TEXAS 76033-0651

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 2003

                                   ----------

         The Annual Meeting of Shareholders of Samarnan Investment Corporation, a Texas corporation (the "Company"), will be held on Thursday, April 24, 2003, at 11:00 A.M., in the Verona Room of the Holiday Inn Fort Worth South Conference Center, 100 Alta Mesa East Blvd. (Alta Mesa at Interstate 35W South), Fort Worth, Texas, for the following purposes:


PROPOSAL (1)      To elect seven (7) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

PROPOSAL (2)      To ratify or reject the selection by the Board of Directors of
                  Cheshier & Fuller, L.L.P. as the independent certified public accountants of the Company for the current fiscal year.

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 14, 2003, shall be entitled to notice of, and to vote at, the meeting or any adjournment or adjournments thereof.

         A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. If you do not expect to be present at the meeting, please sign, date and return the Proxy promptly in the enclosed envelope to which no postage need be affixed if mailed in the United States. If you attend the meeting, you may, if you wish, withdraw your Proxy and vote in person.

         Prompt response by our shareholders will reduce the time and expense of solicitation.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        GEORGE S. WALLS, JR.
                                        PRESIDENT


CLEBURNE, TEXAS
APRIL 1, 2003

                                    SAMARNAN

                             INVESTMENT CORPORATION

                    P.O. BOX 651 / CLEBURNE, TEXAS 76033-0651


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 2003

                                   ----------

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Samarnan Investment Corporation, a Texas corporation (the "Company"), for use at the annual meeting of shareholders of the Company to be held on April 24, 2003, and any adjournment thereof, for the purposes set forth in the accompanying notice of meeting. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on or about April 1, 2003.

                                  ANNUAL REPORT

         Accompanying this Proxy Statement is a copy of the Company's 2002 Annual Report to Shareholders.

                              COST OF SOLICITATION

         The cost of solicitation of proxies, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Proxies may be solicited without extra compensation by officers and employees of the Company by telephone, telegram or personally. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                              REVOCATION OF PROXIES

         Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice to the Secretary of the Company of his or her election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of the Company.

                          RECORD DATE AND VOTING RIGHTS

         The record date of shareholders entitled to vote was taken as of the close of business on March 14, 2003. On that date the Company had outstanding and entitled to vote, 1,201,768 shares of Common Stock, par value $1.00 per share, with each share entitled to one vote on each matter presented for action at the meeting. All votes cast in person or by proxy will be counted. Cumulative voting for directors is prohibited.

         If the proxy is properly executed, completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified therein. If no specification is made, the proxy will be voted in favor of each of the proposals.

                            QUORUM AND REQUIRED VOTE

         The holders of a majority of the number of shares of the Company's outstanding Common Stock entitled to vote at the meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the meeting.

         In all other matters except the election of directors, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting shall be the act of the shareholders. Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote. Directors will be elected by a plurality of the votes cast by holders of shares present in person or represented by proxy at the meeting.

         George S. Walls, Jr., President and a director of the Company, and his sisters, Martha Walls Murdoch and Nancy Walls Devaney, both of whom are directors of the Company, together beneficially owned or had the right to vote as of March 14, 2003, an aggregate of 1,088,586 shares (90.58%) of Common Stock. (For additional information with respect to ownership of the Company's stock by members of the Walls family and by directors and officers of the Company, see "Principal Shareholders" and "Election of Directors-Stock Ownership of Directors and Officers"). The above named members of The Walls family have advised the Company that it is their present intention and the intention of the other record owners of such shares to vote all of their shares (i) for Proposal 1, the election as directors of the nominees named under "Election of Directors" herein; and (ii) for Proposal 2, the ratification of the selection of Cheshier & Fuller, L.L.P. as the independent certified public accountants for the Company. Accordingly, in such event, the election of such nominees as directors and the ratification of the selection of such independent certified public accountants, is assured.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of March 14, 2003 by those shareholders known to the Company to own more than 5% of the Company's outstanding Common Stock. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such shareholder's name and (ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner has the right to acquire beneficial ownership.

NAME AND ADDRESS                SHARES OWNED     PERCENT OF CLASS
----------------                ------------     ----------------
The George S. Walls Trust B       134,250(a)          11.17%
Cleburne, Texas

Nancy Walls Devaney               391,701(b)          32.59%
Cleburne, Texas

George S. Walls, Jr.              336,552(c)          28.01%
Cleburne, Texas

Martha Walls Murdoch              226,083(d)          18.81%
Cleburne, Texas

----------
(a) These shares are held in a trust created under the last will and testament of George S. Walls, deceased, for the benefit of the grandchildren of the late Mr. George S. Walls and his wife, the late Mrs. George S. Walls. Under the terms of the trust, the trustees may, at their sole discretion, make distributions from time to time of the income and assets of the trust to such grandchildren and, upon the death of Nancy Walls Devaney or George S. Walls, Jr., whichever is the last to die, are required to distribute all of The assets and income of the trust to such grandchildren. Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are the Co-Trustees of such trust.

(b)      Includes (i) 5,500 shares owned by the husband of Nancy Walls Devaney;
         (ii) 25,275 shares held by Mr. and Mrs. Devaney as custodians for their children; (iii) 75,272 shares held by three trusts for the benefit of the children of

         Nancy Walls Devaney who is the sole trustee of each of such trusts; and
         (iv) 64,071 shares held by three trusts for the benefit of the children of Nancy Walls Devaney, of which Nancy Walls Devaney, her husband Pete Devaney, and George S. Walls, Jr., are the trustees of each of such trusts; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to above in this note (b). Does not include 134,250 shares held by The George S. Walls Trust B, described in note (a) above, of which Nancy Walls Devaney is a Co-Trustee, since Mrs. Devaney disclaims beneficial ownership of such shares.

(c) Includes (i) 5,225 shares owned by Mr. Walls' wife; (ii) 20,850 shares held by Mr. Walls as custodian for his children; and (iii) 89,895 shares held by four trusts for the benefit of Mr. Walls' children of which he is the sole trustee of each such trusts; however, Mr. Walls disclaims beneficial ownership of all the shares referred to above in this note (c). Does not include 134,250 shares held by The George S. Walls Trust B, described in note (a) above, of which George S. Walls, Jr. is a Co-Trustee, since Mr. Walls disclaims beneficial ownership of such shares.

(d) Includes, 4,500 shares owned by the husband of Martha Walls Murdoch. Does not include 134,250 shares held by the George S. Walls Trust B, described in note (a) above, of which Martha Walls Murdoch is a Co-Trustee, since Mrs. Murdoch disclaims beneficial ownership of such shares.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the number of directors constituting the Board of Directors shall be not less than three or more than nine, with the exact number to be determined from time to time by the Board of Directors. The Board of Directors has adopted a resolution fixing the number of directors at seven for the current year.

         Each of the following persons is a nominee for director for a term of office expiring at the annual meeting of shareholders in the year 2004, or when his or her successor is elected and qualified.

         The information set forth below as to the principal occupations or employment of each of the nominees is for at least five years.


         NAME AND PRINCIPAL                                                 DIRECTOR
         OCCUPATION OR EMPLOYMENT                                  AGE       SINCE
         ------------------------                                  ---      --------
*Nancy Walls Devaney                                                55        1978
       -- Family Manager, Cleburne, Texas

Joseph A. Monteleone                                                60        1992
       -- Certified Public Accountant, Fort Worth, Texas

*Martha Walls Murdoch                                               59        1978
       -- Family Manager, Cleburne, Texas

Steve Sikes                                                         50        1993
       -- President and Chief Executive Officer
         AMSCO Steel Company, Inc. (steel fabricating),
         Fort Worth Texas

Roland Walden                                                       73        1989
       -- Retired.
         Prior thereto, President and Chief Executive Officer
         Brazos Bank, National Association, Alvarado, Texas

*George S. Walls, Jr.                                               63        1978
       -- President and Chief Executive Officer of the Company

Tolbert F. Yater, III                                               63        1998
       -- Personal Investments, Fort Worth, Texas

----------

      * George S. Walls, Jr., and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be "interested persons" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940 and "parents" as that term is defined in the rules and regulations of the Securities and Exchange Commission by virtue of their ownership of Common Stock and their family relationship.

         Should any of the above named nominees become unable or unwilling to accept nomination or election, any proxy granted pursuant to this solicitation will be voted for the election in his or her stead for such other person as management may recommend. The management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. To the knowledge of management, the nominees intend to serve the entire term for which election is sought.

         No officer, director or nominee to the Board of Directors of the Company is a director, general partner, officer, employee or security holder of Voyageur Asset Management Inc., one the Company's investment advisors, or an affiliate thereof, or of Westwood Management Corp., the other investment adviser to the Company, or any affiliate thereof.

         Since the Board of Directors does not have standing audit, nominating or compensation committees, the functions that would normally be performed by those committees are performed by the entire Board of Directors. The Board met four times during 2002. Each member of The Board attended all of the meetings of the Board during 2002 except Mr. Sikes and Mrs. Devaney who each attended 75% of the meetings.

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned by each present director, each nominee for director, and all directors and officers as a group as of March 14, 2003. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such owners name and (ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner had the right to acquire beneficial ownership.

                                                        AMOUNT AND NATURE OF         PERCENT
NAME OF BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP         OF CLASS
------------------------                                --------------------         --------
Nancy Walls Devaney                                    391,701 shares(a)(b)           32.59%
Martha Walls Murdoch                                   226,083 shares(b)(c)           18.81%
Joseph A. Monteleone                                        15 shares                   --
Steve Sikes                                                    None                     --
Roland W. Walden                                         4,400 shares                  0.37%
George S. Walls, Jr.                                   336,552 shares(b)(d)           28.01%
Tolbert F. Yater, Ill                                          None
All officers and directors as a group (8 persons)    1,093,001 shares(a)(c)(d)(e)     90.95%


---------
(a)      Includes (i) 5,500 shares owned by the husband of Nancy
         Walls Devaney; (ii) 25,275 shares held by Mr. and Mrs. Devaney as custodians for their children; (iii) 75,272 shares held by three trusts for the benefit of the children of Nancy Walls Devaney who is the sole trustee of each such trust; and (iv) 64,071 shares held by three trusts for the benefit of the children of Nancy Walls Devaney, of which Nancy Walls Devaney, her husband Pete Devaney and George S. Walls, Jr., are the trustees of each of such trusts; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to above in this note
         (a).

(b) Does not include 134,250 shares held by The George S. Walls Trust B described in note (a) under the caption "Principal Shareholders" above, of which Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are Co-Trustees, since Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. disclaim beneficial ownership of such shares.

(c)      Includes 4,500 shares owned by the husband of Martha Walls Murdoch.

(d) Includes (i) 5,225 shares owned by Mr. Walls' wife; (ii) 20,850 shares held by Mr. Walls as custodian for his children; and (iii) 89,895 shares held by four trusts for the benefit of Mr. Walls' children of which he is the sole trustee of each of such trusts; however, Mr. Walls disclaims beneficial ownership of all the shares referred to above in this note (d).

(e) Includes 134,250 shares (11.17%) held by The George S. Walls Trust B of which Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are Co-Trustees, although each of such trustees disclaims beneficial ownership of such shares.

REMUNERATION

         George S. Walls, Jr., President and Chief Executive Officer, Nancy Walls Devaney, Vice President, and Jerry D. Wheatley, Secretary and Treasurer, are presently the only officers of the Company. The Company has no employees. No officer or other employee received any remuneration from the Company during the year ended December 31, 2002 in his or her capacity as an officer or employee; however, the accounting firm of Wheatley, Fowler & Lee, P.C., of which Mr. Wheatley is a stockholder, received fees from the Company of $12,000 during 2002.

         The Company does not have any stock option, bonus, profit sharing or other compensation plans, contracts, or arrangements or any pension or retirement plans, contracts or arrangements in which any director, nominee for election as a director, or officer of the Company may participate.

         The Company pays $300 to its directors for each meeting of the Board of Directors they attend.

         The following table sets forth the aggregate compensation paid by the Company to each of its directors during the year ended December 31, 2002.

                                                AGGREGATE
         NAME OF PERSON AND CAPACITY            COMPENSATION
         IN WHICH REMUNERATION IS RECEIVED      FROM THE COMPANY(1)
         ---------------------------------      -------------------
         *Nancy Walls Devaney - Director             $  900.00
         *Martha Walls Murdoch - Director            $1,200.00
          Joseph A. Monteleone - Director            $1,200.00
          Steve Sikes - Director                     $  900.00
          Roland W. Walden - Director                $1,200.00
         *George S. Walls, Jr. - Director            $1,200.00
          Tolbert F. Yater, Ill - Director           $1,200.00

----------
(1) Does not include $12,000 paid to Wheatley, Fowler & Lee, P.C. of which Jerry D. Wheatley, Secretary and Treasurer of the Company, is a stockholder.

* George S. Walls, Jr. and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officer and persons who own beneficially more than ten percent of any class of equity security of the Company to file with the Securities and Exchange Commission initial reports of such ownership and reports of changes in such ownership. Officer, directors and such beneficial owners are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the knowledge of the Company, base solely on review of copies of such reports furnished to the Company and representations that no other reports were required, during the Company's fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and beneficial holders of more than ten percent of its equity securities were complied with.


                                   PROPOSAL 2
                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         A majority of the entire Board of Directors, including a majority of those members of the Board of Directors who are not "interested parsons", as defined in the Investment Act of 1940, have selected Cheshier & Fuller, L.L.P. as the Company's independent certified public accountants for the fiscal year ending December 31, 2003. Cheshier & Fuller, L.L.P. has acted as the Company's independent certified public accountants since January 1,1992 and its selection as the Company's independent certified public accountants for the fiscal year ended December 31, 2002, was ratified by the shareholders on April 23, 2002.

         A representative of Cheshier & Fuller, L.L.P. will be present at the meeting, will be given the opportunity to make a statement if he or she desires to do so, and will be available to answer appropriate questions form shareholders.

         The following fees were paid to Cheshier &Fuller, L.L.P. for services rendered during fiscal 2002:

         Audit Fees ...........................................................     $14,000.00
         Financial Information Systems Design and Implementation Fees .........            -0-
         All Other Fees .......................................................       1.055.50
                                                                                    ----------
                  Total Fees ..................................................     $15,055.50

         Audit Fees represent amount paid for the audit of the Company's annual financial statements and the review of the Company's amendment to its registration statement on Form N-2 which the Company is required to file with the Securities and Exchange Commission under the Investment Company Act of 1940.

         All Other Fees include amounts paid for non-financial services which for the Company's fiscal year ended December 31, 2002 were solely for tax services.

         In the process of selecting Cheshier & Fuller, L.L.P. as the Company's independent certified public accountants for its fiscal year ending December 31, 2003, the Board of Directors determined that the non-audit services provided by Cheshier & Fuller, L.L.P. are compatible with maintaining the independence of Cheshier & Fuller, L.L.P.

         If the shareholders do not ratify the selection of Cheshier & Fuller, L.L.P., the selection of another independent auditor will be considered by the Board of Directors.

                               INVESTMENT ADVISORS

         The Company has two investment advisors, Voyageur Asset Management Inc. ("Voyageur"), and Westwood Management Corp. ("Westwood").

VOYAGEUR

         Voyageur and its predecessors, Voyageur Asset Management LLC, a Minnesota limited liability corporation, and Voyageur Fund Managers, a Minnesota general partnership, has been the Company's investment advisor for debt securities since April 1, 1991. The Investment Advisory Agreement, dated as of April 1, 2001, between the Company and Voyageur was approved by the Company's shareholders at their annual meeting on April 26, 2001 and was approved for a one year period by the unanimous vote of the Company's Board of Directors, which included those directors who were not "interested persons" as defined in the Investment Company Act of 1940 ("the 1940 Act"), on January 23, 2003.

         The following information has been furnished to the Company by Voyageur for inclusion in this Proxy Statement.

         Voyageur's address is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

         Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corporation, a Delaware corporation, which in turn is wholly-owned by Royal Bank of Canada, a publicly-held Canadian corporation. The address of RBC Dain Rauscher Corporation is 60 South Sixth Street, Minneapolis, Minnesota 55402 and the address of Royal Canadian Bank of Canada is 200 Bay Street, Royal Bank Plaza, Toronto, Ontario, Canada MSJ2JS.

         Steven P. Eldredge is the Company's portfolio manager for Voyageur. Mr. Eldredge has been a Senior Fixed

Income Portfolio Manager of Voyageur since December 2000. Prior to that time, Mr. Eldredge was a Senior Fixed Income Portfolio Manager of Voyageur's predecessor, Voyageur Asset Management LLC, where he has been employed since 1995.

During the period of his employment by Voyageur and its predecessor, he has been the Company's portfolio manager. Prior to joining Voyageur's predecessor, Mr. Eldredge was a portfolio manager for ABT Mutual Funds from 1989 through 1995. He has over 20 years experience in portfolio management.

WESTWOOD

         Westwood is the Company's investment advisor for equity securities pursuant to an Investment Advisory Agreement, dated April 1, 1999, which was approved by the Company's shareholders at their annual meeting on April 16, 1999 which Agreement was approved for a one year period by the Company's Board of Directors, which included those directors who were not "interested persons" as defined by the 1940 Act, on January 23, 2003.

         The following information has been furnished to the Company by Westwood for inclusion in this Proxy Statement. Westwood's address is 300 Crescent Court, Suite 1300, Dallas, Texas 75201.

         Westwood, a New York corporation, is a wholly-owned subsidiary of Westwood Holdings Group, Inc., a Delaware corporation ("WHG"), whose common stock is publicly traded on the New York Stock Exchange. WHG's address is 300 Crescent Court, Suite 1300, Dallas, Texas 75201. 22.9% of WHG's common stock is owned by four members of Westwood's management group and three outside directors, with Susan M. Byrne, the Chairman and Chief Executive Officer of Westwood, owning 14.6% of such stock. No other member of the management group owns more than 5% of Westwood's stock.

         Based on information contained in Schedule 13G (Amendment No. 3) under the Securities Exchange Act of 1934, dated January 10, 2003, filed by Third Avenue Management LLC, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940 ("TAM"), indicates TAM has sole dispositive power of 19.09% of WHG's outstanding common stock owned by eight investment companies registered under the Investment Company Act of 1940 and various separately managed accounts for whom TAM acts as investment adviser, of which TAM has sole voting power of 13.65% of such common stock. Each of such investment companies and separately managed accounts has the right to receive dividends from, and the proceeds of sale of, the shares of the common stock reported by TAM in such Schedule 13G. The address of TAM is 767 Third Avenue, New York, NY 10017.

         Susan M. Byrne, Chairman and CEO of Westwood, is the Company's portfolio manager for equity securities. Ms. Byrne, a founder of Westwood in 1983, has over 20 years of experience in equity portfolio management.

                    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         The date by which shareholder proposals must be received by the Company for possible inclusion in the proxy statement and form of proxy relating to the year 2004 annual meeting is December 1, 2003.

                          MANAGEMENT'S RECOMMENDATIONS

         The Board of Directors of the Company has unanimously nominated and recommended to the shareholders the election of the seven nominees as directors (Proposal 1) and the ratification of Cheshier & Fuller, L.L.P. as the Company's independent certified public accountants (Proposal 2).

                                  MISCELLANEOUS

         Management of the Company knows of no matter, other than those described herein, that will be presented for action by the shareholders at the meeting, but it is intended that the proxies will be exercised upon any other matters and proposals that may legally come before the meeting, or any adjournment thereof, in accordance with the discretion of the persons named therein.

         Please date, sign and return the Proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your Proxy will be appreciated as it will save the expense of further solicitation.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        GEORGE S. WALLS, JR.
                                        PRESIDENT

CLEBURNE, TEXAS
APRIL 1, 2003

                         SAMARNAN INVESTMENT CORPORATION
                      P.O. BOX 651 / CLEBURNE, TEXAS 76033

                     PROXY -- ANNUAL MEETING OF SHAREHOLDERS

         The undersigned hereby appoints Martha Walls Murdoch and Nancy Walls Devaney, or either of them, with power of substitution, as Proxies to vote, as designated below, all stock of Samarnan Investment Corporation owned by the undersigned at the Annual Meeting of Shareholders to be held in the Verona Room of the Holiday Inn Fort Worth South Conference Center, 100 Alta Mesa East Blvd. (Alta Mesa at Interstate 35W South), Fort Worth, Texas, on April 24, 2003, at 11:00 a.m, upon such business as may properly come before the meeting, including the following as set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement:

PROPOSAL (1) ELECTION OF DIRECTORS

         [ ] FOR all nominees listed below (except as marked to the contrary below).

         [ ] WITHHELD AUTHORITY to vote for all nominees listed below.

         Nancy Walls Devaney, Martha Walls Murdoch, Roland W. Walden, Steve Sikes, George S. Walls, Jr., Joseph A. Monteleone, and Tolbert F. Yater, III.

         (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:)

         -----------------------------------------------------------------------

PROPOSAL (2) APPROVAL OF APPOINTMENT OF CHESHIER & FULLER, L.L.P.

         [ ] FOR approval     [ ] AGAINST approval     [ ] ABSTAIN

         (3) IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, THE ELECTION OF SEVEN NOMINEES FOR DIRECTORS AND FOR PROPOSAL 2, THE APPROVAL OF THE APPOINTMENT OF CHESHIER & FULLER, L.L.P.

        This proxy may be revoked prior to the exercise of the powers by the proxy.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        Dated                    , 2003
              -------------------

                                         --------------------------------------
                                         (Signature)


                                         --------------------------------------
                                         (Signature, if held jointly)

Note: Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by an authorized officer If executed by a partnership, please sign in the partnership name by an authorized person.

    PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED ENVELOPE.

                                    SAMARNAN

                             INVESTMENT CORPORATION

                              ANNUAL REPORT TO THE
               SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2002




                     SAMARNAN INVESTMENT CORPORATION TO THE
                   P.O. BOX 651 / CLEBURNE, TEXAS 76033-0651

                     (CHESHIER & FULLER, L.L.P. LETTERHEAD)

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Samarnan Investment Corporation

We have audited the accompanying statement of assets and liabilities of Samarnan Investment Corporation, including the schedule of investments in securities, as of December 31, 2002, and the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with U. S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Samarnan Investment Corporation as of December 31, 2002, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U. S. generally accepted accounting principles.


                                    /s/ CHESHIER & FULLER, L.L.P.

                                    CHESHIER & FULLER, L.L.P.
Dallas, Texas
March 7, 2003

                         SAMARNAN INVESTMENT CORPORATION
                       Statement of Assets and Liabilities
                                December 31, 2002



Assets:
    Investments in securities at fair value (identified cost $16,528,053)    $ 17,233,695
    Cash                                                                           93,257
    Accrued dividends receivable                                                   11,824
    Accrued interest receivable                                                   145,327
                                                                             ------------
    Total assets                                                               17,484,103
                                                                             ------------
Liabilities:
    Accounts payable                                                               22,557
                                                                             ------------
    Total liabilities                                                              22,557
                                                                             ------------
    Net Assets                                                               $ 17,461,546
                                                                             ============
Analysis of net assets:
    Capital shares - authorized 2,000,000 shares of $1 par value;
       outstanding 1,201,768 shares                                          $  1,201,768
    Accumulated distributions of $1,154,071 in excess
       of net realized gains of $171,288                                         (982,783)
    Unrealized appreciation of investments                                        705,641
    Undistributed net investment income                                           730,611
    Retained earnings at April 29, 1978, commencement of operations
       as an investment company                                                15,806,309
                                                                             ------------
    Net assets applicable to outstanding capital shares, equivalent
       to $14.53 per share                                                   $ 17,461,546
                                                                             ============



                See accompanying notes to financial statements.

                        SAMARNAN INVESTMENT CORPORATION
                       Statement of Changes in Net Assets
                     Years Ended December 31, 2002 and 2001


                                                                 2002             2001
                                                             ------------     ------------
Increase (decrease) in net assets from operations:
    Net investment income                                    $    575,208     $    584,736
    Net realized gain (loss) from investment transactions           5,417         (447,277)
    Increase (decrease) in unrealized appreciation
        of investments                                           (184,506)        (371,173)
                                                             ------------     ------------

Net increase (decrease) in net assets from operations             396,119         (233,714)
                                                             ------------     ------------

Dividends and distributions to shareholders:
    Net investment income                                        (564,831)        (588,866)
                                                             ------------     ------------


Decrease in net assets from dividends and distributions
    to shareholders                                              (564,831)        (588,866)
                                                             ------------     ------------

    Decrease in net assets                                       (168,713)        (822,580)

Net assets:
    Beginning of year                                          17,630,259       18,452,839
                                                             ------------     ------------

    End of year (including undistributed investment
        income of $730,611 and $720,233, respectively)       $ 17,461,546     $ 17,630,259
                                                             ============     ============


                See accompanying notes to financial statements.

                        SAMARNAN INVESTMENT CORPORATION
                            Statement of Operations
                          Year Ended December 31, 2002

Investment income:
    Dividends                                                                      $   154,048
                                                                                   -----------
    Interest                                                                           569,084
        Total income                                                                   723,132
                                                                                   -----------
Expenses:
    Investment advisory fee                                                             76,934
    Legal and professional fees                                                         27,906
    Audit fees                                                                          14,000
    Directors fees                                                                       7,800
    Custodian expense                                                                   12,000
    Administrative fees                                                                  5,050
    Office and printing supplies                                                         3,414
    Franchise tax                                                                          820
                                                                                   -----------
        Total expenses                                                                 147,924
                                                                                   -----------

Net investment income                                                                  575,208
                                                                                   -----------

Realized and unrealized gain (loss) on investments:
    Realized gain from security transactions - excluding short-term securities:
        Proceeds from sales                                                          5,518,315
        Cost of securities sold, net of amortization of bond premiums                5,512,898
                                                                                   -----------
        Net realized gain                                                                5,417
                                                                                   -----------

    Unrealized appreciation (depreciation) of investments:
        Beginning of period                                                            890,148
        End of period                                                                  705,642
                                                                                   -----------
        Decrease in unrealized appreciation on investments                            (184,506)
                                                                                   -----------
            Net realized and unrealized loss on investments                           (179,089)
                                                                                   -----------

        Increase in net assets from operations                                     $   396,119
                                                                                   ===========

Total expenses as a percentage of total investment income                                20.50%
                                                                                   ===========


                See accompanying notes to financial statements.

                        SAMARNAN INVESTMENT CORPORATION
                              Financial Highlights
              For Each of the Years in the Five-Year Period Ended
                                December 31, 2002


                                          2002            2001            2000            1999            1998
                                       -----------     -----------     -----------     -----------     -----------

Per share data
-----------
Investment income                      $       .60     $       .62     $       .71     $       .75     $       .81
Expenses                                      (.12)           (.14)           (.13)           (.10)           (.10)
                                       -----------     -----------     -----------     -----------     -----------
    Net investment income                      .48             .48             .58             .65             .71

Net realized and unrealized gains
    (losses) on investments                   (.15)           (.68)            .54            (.71)            .15
Dividends from net investment income          (.47)           (.49)           (.58)           (.67)           (.71)
Distributions from net realized
    long-term gains on securities               --              --              --              --              --
                                       -----------     -----------     -----------     -----------     -----------
Net increase (decrease) in
    net asset value                           (.14)           (.69)            .54            (.73)            .15
Net asset value:
    Beginning of period                      14.67           15.36           14.82           15.55           15.40
                                       -----------     -----------     -----------     -----------     -----------
    End of period                            14.53     $     14.67     $     15.36     $     14.82     $     15.55
                                       ===========     ===========     ===========     ===========     ===========

Total return                                  2.25%          (1.32)%          7.56%           (.39)%          5.58%

Ratios

Net assets, end of period (000)        $    17,462     $    17,630     $    18,453     $    17,808     $    18,684

Expenses to average net assets                 .83             .93             .87             .70             .66
Investment income from operations
    to average net assets                     4.08            4.22            4.71            5.03            5.22
Portfolio turnover                           32.00           47.00           54.00           34.00           29.00
                                       ===========     ===========     ===========     ===========     ===========

Average shares outstanding               1,201,768       1,201,768       1,201,768       1,201,768       1,201,768
                                       ===========     ===========     ===========     ===========     ===========


                See accompanying notes to financial statements.

                        SAMARNAN INVESTMENT CORPORATION
                     Schedule of Investments in Securities
                               December 31, 2002

                                                             Principal
                                                               Amount     Fair
                                                             or Shares    Value
                                                             ---------  --------
Common Stocks -- 28.50%
Basic materials -- .70%
     ALCOA, Inc.                                               5,000    $113,900
Capital goods -- .90%
     Rockwell Collins, Inc.                                    6,600     153,516
Chemicals -- .70%
     Du Pont                                                   2,800     118,720
Consumer discretionary -- 1.50%
     Disney Co. Holding                                        6,200     101,122
     Proctor & Gamble Co.                                      1,000      85,940
     Sears Roebuck & Co.                                       2,900      69,455
Construction Services -- .70%
     Lennar Corp                                               2,300     118,680
Consumer Staples -- 1.80%
     Conagra, Inc.                                             5,700     142,557
     Dean Foods Co.                                            4,400     163,240
Exploration & Drilling -- 3.50%
     Apache Corp.                                              2,860     162,992
     Noble Corp.                                               3,800     133,570
     XTO Energy Corp.                                          7,400     182,780
     Nabors Industries Ltd                                     3,400     119,918
Financial Services -- 6.50%
     Bank One Corp.                                            3,000     109,650
     American Express                                          3,500     123,725
     Citigroup, Inc.                                           3,199     112,573
     M&T Bank                                                  1,500     119,025
     Doral Financial Corp.                                     6,150     175,890
     Prudential Financial                                      4,000     126,960
     First Tennessee Natl. Corp.                               3,300     118,602
     Federal National Mtg Assoc                                1,700     109,361
     Hartford Financial Svs                                    2,800     127,204
Healthcare -- .70%
     Bard CR Inc.                                              2,200     127,600



                See accompanying notes to financial statements.

                        SAMARNAN INVESTMENT CORPORATION
                     Schedule of Investments in Securities
                               December 31, 2002

                                                             Principal
                                                              Amount     Fair
                                                             or Shares    Value
                                                             ---------  --------
Pharmaceuticals -- 1.20%
    King Pharmaceuticals                                      7,600      130,644
    Pfizer, Inc.                                              2,900       88,653
Insurance -- 1.30%
    Reinsurance Group America, Inc.                           4,200      113,736
    Unitrmn, Inc.                                             3,900      113,958
Oil/Domestic -- 1.40%
    Exxon Mobil Corp.                                         3,500      122,290
    Kerr McGee Corp.                                          2,700      119,610
Technology -- 3.20%
    Apple Computer                                            6,400       91,712
    General Electric                                          4,500      109,575
    IBM                                                       1,400      108,500
    United Technologies Corp.                                 1,900      117,686
    Hewlett-Packard Co.                                       7,465      129,592
Transportation & Services -- .70%
    General Motors                                            3,400      125,324
Utilities -- 2.60%
    Bellsouth Inc.                                            4,300      111,241
    Progress Energy, Inc.                                     2,806      121,640
    Verizon Communications                                    3,000      116,250
    Hawaiian Elec. Ind.                                       2,100       92,358
Mutual Fund -- 1.10%
    Brazos Microcap                                          16.024      189,404
                                                                       ---------

        Total common stocks (cost $5,038,042)                          4,919,153
                                                                       ---------
Other Equity Interests -- 7.0%
REITS - 7.0%
    Apartment Invest. & Mgmt                                  2,900      108,692
    Archstone Smith Tr.                                       4,700      110,638
    Boston Properties                                         2,900      106,894
    Equity Office Properties                                  4,400      109,912
    Equity Residential Properties                             4,700      115,526
    Health Care Property                                      3,200      122,560
    Kimco Realty                                              2,600      116,432
    Prologis TR                                               5,900      148,385
    Simon Property Group                                      4,400      149,908



                See accompanying notes to financial statements.

                        SAMARNAN INVESTMENT CORPORATION
                     Schedule of Investments in Securities
                               December 31, 2002

                                                         Principal
                                                          Amount         Fair
                                                         or Shares       Value
                                                         ---------     ---------
    Vornado Realty                                           3,000       111,600
                                                                       ---------

        Total other equity interests (cost $1,091,502)                 1,200,547
                                                                       ---------
Municipal Bonds -- 64.50%
ALABAMA -- 3.20%
    Alabama CLG & Univ. Tuskegee
        5.500%, due 09/01/07                               500,000    $  554,100
ALASKA - 2.50%
    Alaska State Housing Finance Corp.
        5.900%, due 12/01/04                               400,000       423,880
CALIFORNIA -- 0.90%
    Upland California Community
        4.650%, due 12/01/03                               150,000       151,303
COLORADO -- 3.00%
    Colorado Ed. & Cultural
        5.250%, due 04/01/11                               140,000       147,073
    Colorado Ed. & Cultural
        5.750%, due 06/01/16                                98,530       101,207
    Colorado Ed. & Cultural
        6.875%, due 12/15/20                               250,000       269,933
FLORIDA -- 10.00%
    North Miami Health Fac. Rev. Catholic
        5.300%, due 08/15/06                               200,000       222,478
    North Miami Health Fac. Rev. Catholic
        5.400%, due 08/15/07                               375,000       421,485
    Volusia City Health Fac.
        6.000%, due 06/01/12                               600,000       644,700
    Florida Housing Fin. Corp.
        6.000%, due 10/01/19                               430,000       442,010
GEORGIA -- 3.50%
    Summerville, GA
        4.50% due 01/01/05                                 250,000       256,740
    Summerville, GA Pub
        5.000% due 01/01/11                                 75,000        79,568
    Fairburn Combined Utilities
        5.375%, due 10/01/13                               250,000       268,482


                See accompanying notes to financial statements.

                        SAMARNAN INVESTMENT CORPORATION
                     Schedule of Investments in Securities
                               December 31, 2002

                                                          Principal
                                                           Amount      Fair
                                                          or Shares    Value
                                                          ---------  --------
ILLINOIS -- 10.40%
    Chicago, IL Waste Water Rev.
        5.400%, due 01/01/06                              500,000    549,190
    Illinois Health Fac. Auth.
        6.000%, due 02/15/11                              500,000    534,510
    Illinois Health Fac.
        5.120%, due 12/01/15                              250,000    251,770
    Illinois Dev Fin Auth
        5.700% due 07/01/12                               190,000    198,303
    Maywood, IL G.O.
        5.500% due 01/01/16                               250,000    263,898
INDIANA -- .90%
    Indiana St. Edl Fac
        5.400% due 10/01/13                               150,000    157,212
KENTUCKY -- 1.40%
    Kentucky Infrastructure
        5.000% due 08/01/09                               210,000    233,165
LOUISIANA -- 4.20%
    Louisiana Housing Fin. Agency
        6.000%, due 09/01/15                              670,000    726,287
MINNESOTA -- 4.20%
    Goodhue Cnty MN EDA Lease
        5.600%, due 02/01/09                              285,000    303,893
    Harmony, MN MFHR-Zedakah
        5.700%, due 03/01/11                              140,000    143,500
    Golden Valley, MN Rev.
        5.500%, due 12/01/25                              300,000    281,040
MISSOURI -- 1.30%
    Missouri State Health
        5.500%, due 02/01/09                              200,000    218,004
NEVADA -- 5.10%
    Clark County, NV Sch. Dist. A
        5.500%, due 06/15/07                              800,000    885,368
NEW HAMPSHIRE -- 1.80%
    New Hampshire Higher Ed.
        5.375% due 01/01/15                               275,000    307,043


                See accompanying notes to financial statements.

                        SAMARNAN INVESTMENT CORPORATION
                     Schedule of Investments in Securities
                               December 31, 2002

                                                       Principal
                                                        Amount         Fair
                                                       or Shares       Value
                                                       ---------    ----------
OHIO -- 1.30%
    Lucus County
        4.10% due 03/01/05                              100,000        102,750
    Mahoning, OH Healthcare
        4.00% due 03/31/05                              125,000        128,125
PENNSYLVANIA -- 4.60%
    Montgomery County PA IDA
        5.625%, due 11/15/12                            500,000        523,990
    Latrobe TDA St. Vincent
        5.375%, due 05/01/13                            250,000        268,425
SOUTH DAKOTA -- 1.00%
    South Dakota H&E
        4.500% due 04/01/02                             175,000        171,785
TEXAS -- 1.30%
    Bexar Cnty, TX Hsg. Fin. Corp.
        5.625%, due 12/01/11                            210,000        217,192
WISCONSIN -- 3.90%
    Wisconsin Health & Ed. Sinai
        5.500%, due 08/15/08                            600,000        665,586
                                                                    -----------

        Total Municipal Bonds (cost $10,398,509)                     11,113,995
                                                                    -----------

        Total -- 100% (cost $16,528,053)                            $17,233,695
                                                                    ===========


                See accompanying notes to financial statements.

                        SAMARNAN INVESTMENT CORPORATION
                         Notes to Financial Statements
                               December 31, 2002

(1)      Summary of Significant Accounting Policies

         The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The fund seeks tax free income and preservation of capital through a diversified portfolio of bonds and equity securities. The significant accounting policies followed by the Company are summarized as follows:

         (a)      Securities

                  Investments in securities are carried at fair value. Security transactions are accounted for on the trade date. The cost of securities sold is based on identifying specific issues delivered against each sale. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

                  Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

                  Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the board of directors.

         (b)      Dividends and Distributions

                  Dividends and distributions to shareholders are recorded on the ex-dividend date.

         (c)      Bond Premiums and Discounts

                  Bond premiums are amortized to the maturity date of the bond on a straight-line basis. Bond discounts are not amortized; these are included as realized gains when the bond is sold or matures. The amortization for any one year is not material.

         (d)      Accounting Estimates

                  The preparation of financial statements in conformity with
                  U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                        SAMARNAN INVESTMENT CORPORATION
                         Notes to Financial Statements
                               December 31, 2002

(2)      Investment Advisory Contract

         The Company has contracted with Voyageur Asset Management, Inc., a wholly-owned subsidiary of Dain Rauscher Corporation, to provide investment advisory services. Under this contract, the Company is furnished investment, clerical and statistical services regarding its investments in debt securities. The fee for these investment advisory services is based on .27% of the value of the assets in the debt portfolio and is paid on a quarterly basis in arrears.

         Effective April 1, 1999 the Company contracted with Westwood Management Corp. to provide investment advisory services. Under this contract, the Company is furnished investment, supervisory and clerical services regarding its investment in equity securities. The fee for these investment advisory services is based on 0.75% of the value of the assets in the equity portfolio and is paid on a quarterly basis in arrears.

(3)      Federal Income Taxes

         No provision has been made for Federal income taxes since it is the plan of the Company to distribute substantially all of its investment income, including the net realized gains on investments, and to qualify as a "regulated investment company" under the applicable sections of the Internal Revenue Code.

(4)      Securities Transactions

         In 2002, cost of purchases and proceeds from sales or maturities of securities, other than short-term securities, amounted to $5,512,716 and $5,518,315, respectively.

         There were no differences between the cost bases of securities for Federal income tax and financial statement purposes. The aggregate unrealized appreciation and depreciation for all securities as of December 31, 2002 were $1,190,758 and $485,116, respectively.

(5)      Dividends and Distributions to Shareholders

         Cash dividends paid during the years ended December 31, 2002 and 2001 amount to $.47 and $.49 per share, respectively.

         Cash dividends of $.13 per share from the balance of undistributed net investment income were declared by the Company's Board of Directors on January 23, 2003, payable to shareholders of record February 3, 2003.

(6)      Concentrations of Credit Risk

         At various other times during the year, the Company had cash balances in excess of federally insured limits of $100,000.

                         SAMARNAN INVESTMENT CORPORATION
         P.O. BOX 651 / CLEBURNE, TEXAS 76033-0651 / TEL: 817.645-2108
    FAX: 817.641-7884 / EMAIL: samarnan@aol.com / INTERNET: www.samarnan.com
                                                       (Under Construction)


BOARD OF DIRECTORS                                LEGAL COUNSEL
     Nancy Walls Devaney                               Richard S. Whitesell, Jr.
     Joe Monteleone                                    4211 Arcady Avenue
     Martha Walls Murdoch                              Dallas, Texas 75205
     Steve Sikes
     Roland Walden                                INDEPENDENT AUDITORS
     Sam Walls                                         Cheshier & Fuller, L.L.P.
     Tommy Yater                                       14175 Proton Road
                                                       Dallas, Texas 75244
OFFICERS
     Sam Walls, President                         INVESTMENT ADVISORS
     Nancy Devaney, Vice President                     Voyageur Asset Management Inc.
     Jerry Wheatley, Secretary/Treasurer               Suite 4300
                                                       90 South Seventh Street,
CUSTODIAN                                              Minneapolis, Minnesota 55402
     Westwood Trust
     300 Crescent Court, Suite 1300                    Westwood Management Corp.
     Dallas, Texas 75201                               300 Crescent Court, Suite 1300
                                                       Dallas, Texas 75201

                                                  REGISTRAR AND TRANSFER AGENT
Registered shareholders (shares held in your           Securities Transfer Corporation
name) with questions regarding your account            2591 Dallas Parkway, Suite 102
such as change of name or address or lost              Frisco, TX 75034
certificates should contact our transfer agent         Telephone: 469.633-0101
as shown at the right.                                 Fax: 469.633-0088
                                                       http://www.stctransfer.com


ANNUAL MEETING

The Annual Meeting of Shareholders of Samarnan Investment Corporation will be held April 24, 2003, at 11:00 AM, in the Palermo Room of the Holiday Inn Fort Worth South Conference Center, 100 Alta Mesa East Boulevard (Alta Mesa at Interstate 35W South), Fort Worth, Texas.

-----------------

SAMARNAN INVESTMENT CORPORATION is registered under the Investment Company Act of 1940 as a diversified, closed-end investment management company.